HIT Investments Provide Stimulus, Create Jobs, Aid Economic Recovery

HIT financing for the $20.3 million Applewood Pointe co-op in Bloomington, Minnesota, is helping generate over 200 union construction jobs.

The AFL-CIO Housing Investment Trust (HIT) has committed more than $340 million in new financing for 10 projects so far in 2010. The funds will create or preserve more than 5,000 units of housing and healthcare beds and should generate over 3,000 union construction jobs.

“This is already a record year for new HIT financing and job creation,” said Stephanie Wiggins, HIT’s Chief Investment Officer. “We are doing our best to put pension capital to work in ways that benefit the portfolio while creating union jobs and an economic stimulus for local communities.”

The HIT’s goal is to create 10,000 union jobs by this time next year. A year ago, the Obama administration asked labor leaders for advice on forging an economic recovery plan. As a steward of union pension capital, the HIT is doing its part through the projects it finances. It has already made major progress toward its goal of 10,000 jobs.

Twenty HIT-financed projects representing over 5,000 union jobs have been under construction or preparing for start-up in recent months, including the new projects committed in 2010. The HIT expects to top 7,500 union jobs in coming months with the projects now under consideration for investment.

“With this record investment activity, the HIT is actively seeking new capital from pension funds,” said HIT Chief Operating Officer Ted Chandler. “The capital that the HIT invests in construction securities will seek to take advantage of attractive yields as it generates jobs to put people back to work.”

At a time when development capital is scarce, these HIT investments are helping communities achieve their deferred plans for revitalization and renewal.

Profiles of some of these recent HIT investments can be found on pages 2-3.

For a report on the HIT’s progress in meeting its goal of 10,000 union jobs, see “Union Construction Jobs – Meeting the Jobs Challenge” on the HIT website: www.aflcio-hit.com.

H I T   I N V E S T O R

Bringing Union Jobs to America’s Communities
A Sampling of Recent HIT-Financed Development

Massachusetts

Regency Tower, New Bedford
The HIT is providing $16.4 million to help finance the $31.2 million redevelopment of Regency Tower, a critical piece of New Bedford’s downtown revitalization plan. When completed, Regency Tower will have 129 housing units, 33 of which will be for lower-income residents. Work is expected to generate approximately 175 union construction jobs.

Franklin Park Apartments, Boston
With an investment of $25.7 million, the HIT is helping finance the $34 million substantial rehabilitation of affordable housing at Boston’s Franklin Park Apartments. The project consists of 220 scattered site residential units, plus four commercial storefronts totaling 3,200 square feet, in 12 parcels in the Dorchester and Roxbury neighborhoods of Boston. The work should generate over 190 union construction jobs.

New York

Elizabeth Seton Pediatric Center, Yonkers
A $100 million HIT commitment, the largest single investment in the HIT’s history, will help finance construction of a new state-of-the-art skilled nursing facility for New York’s renowned Elizabeth Seton Pediatric Center. The investment will enable the Center to move from an overcrowded rented facility to its own campus. The $116 million development will generate more than 800 union construction jobs, and an existing collective bargaining agreement with Seton Center workers will transfer to the new center. The facility will offer 137 beds for medically fragile children, together with many specialized medical services and an on-site school for the young residents.

H I T   I N V E S T O R

The Dempsey Apartments,
Harlem
This $23.4 million construction project will create 79 units of affordable housing for residents of New York City’s Central Harlem community. The HIT is investing $15 million in the project, which is expected to create employment for an estimated 135 union construction workers. Nearby, the HIT-financed Douglass Park is under construction.

CUNY Graduate Center
Housing, East Harlem
To help create affordable housing for students and faculty at City University of New York, the HIT purchased $9.8 million in bonds issued by the New York City Housing Development Corporation to build a Graduate Center housing facility. Located in Manhattan’s East Harlem neighborhood, the $28.8 million property will have 64 units for graduate students and 12 units for college faculty. The project should create more than 160 union jobs.

New York City Housing Authority
Bonds, Brooklyn & Staten Island

The HIT is helping to finance important upgrades and repairs to three aging public housing developments that offer 3,726 affordable housing units in New York’s Brooklyn and Staten Island communities. The HIT purchased $21.3 million in bonds issued by the New York City Housing Development Corporation on behalf of the New York City Housing Authority. Work on the three properties is expected to generate more than 175 union construction jobs.

California

Arc Light Apartments,
San Francisco
This $48 million project in San Francisco’s South Beach neighborhood will convert a century-old industrial building into an innovative multifamily development. The project will have 94 housing units, 20% of which will be for low-income households. The HIT has commited $33 million for the environmentally-friendly project, which is expected to create more than 275 union construction jobs.

H I T   I N V E S T O R

Performance Commentary, 1st Quarter 2010

Chang Suh Executive Vice President and Chief Portfolio Manager AFL-CIO Housing Investment Trust

The AFL-CIO Housing Investment Trust (HIT) continued to outperform its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), on a gross and net basis for the first quarter of 2010. The HIT’s returns for the three-month period ending March 31, 2010, were 2.20% on a gross basis and 2.08% on a net basis, exceeding the benchmark by 42 basis points and 30 basis points, respectively. The HIT’s prudent strategy of focusing on governmentinsured multifamily mortgage-backed securities (MBS) continues to generate competitive returns while minimizing risk.

In a highly productive first quarter, the HIT committed over $300 million for new construction-related investments. These and subsequent investments, plus the large pipeline of projects now under review, should position the HIT well for the period ahead. Because construction-related mortgage securities have significantly higher relative yields than bonds of comparable duration and credit quality, the HIT’s ability to source these investments directly should bolster returns and provide a solid platform for continued success.

Review of Performance

The HIT’s performance for the first quarter was enhanced by its ongoing income advantage versus the benchmark and by continued spread tightening in agency multifamily MBS. (Spread is the difference in yield between Treasuries and comparable non-Treasury securities.) The HIT benefited from its specialization in these multifamily securities, as these investments had better price performance than Treasuries with comparable average lives. These multifamily securities also generated additional income relative to Treasuries while reflecting similar credit quality. Treasury yields were relatively flat for the first quarter, rallying early in the quarter and then gradually selling off to reach highs in late March. These yield increases were due in part to worries about the continued heavy supply of Treasury issuance to fund the federal deficit and expectations of a strengthening economy.

The HIT was able to outperform the benchmark in the first quarter even though the corporate bonds in the benchmark performed extremely well, and the HIT does not invest in corporate bonds. Corporate bonds, which comprised 18.5% of the benchmark at March 31, had excess returns to Treasuries of 114 basis points during the quarter as good demand met robust issuance. Spreads tightened for the quarter based on optimism about the U.S. economic recovery and improving corporate earnings, coupled with a lack of fixed-income alternatives as Treasury yields remained historically low, and as the Federal Reserve continued to purchase virtually all of the single family MBS issued.

For the 3-, 5-, and 10-year periods, the HIT outperformed the Barclays Aggregate on a gross and net basis, as seen in the chart on the next page.
(continued, page 5)

The HIT’s net returns for the 1-, 3-, 5-, and 10-year periods ending April 30, 2010, were 6.48%, 6.40%, 5.47%, and 6.61%, respectively. The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available on the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.
(continued)

H I T   I N V E S T O R

Performance Commentary (continued from page 4)

Optimistic Outlook

The HIT entered the second quarter of 2010 well-positioned for continued long-term success due to its superior portfolio fundamentals, which are expected to offer higher income, higher credit quality, and similar interest rate risk relative to the benchmark.

Active sourcing of new production has generated a large pipeline of prospective transactions that should lead to more construction-related investments in the period ahead. High credit quality construction-related securities continue to provide wide spreads compared to instruments of similar credit quality, which enhances returns to HIT investors.

The HIT’s expertise in Federal Housing Administration (FHA) financing programs has contributed to its success as these programs have assumed an increased role in the multifamily sector. With no signs of revival in the conventional market, the FHA’s dominance is expected to continue. The HIT invests in FHA loans that are typically wrapped by Ginnie Mae so that 100% of the principal and interest are guaranteed by the U.S. government.

Despite some signals of recovery, the U.S. economy remains challenged by high unemployment, excess capacity, stress in the residential and commercial real estate markets, and global uncertanties. Risks to the recovery also include the government unwinding some of the liquidity programs offered to the markets. However, it appears that inflation is not an immediate risk to the economy.

HIT RANKED AS ‘TOP 10 MANAGER’

The HIT earned a “Top 10 Manager” rating from Morningstar for the five-year period ending March 31, 2010. The HIT placed eighth in its fixed-income class of U.S. intermediate duration collective investment trusts.

This was the 14th time in the last 19 consecutive quarters that the HIT has been ranked in Morningstar’s Top 10 for the one-year and/or fiveyear periods. The latest ranking was reported in Pensions & Investments on May 3, 2010.

Rankings were based on gross returns self-reported to Morningstar’s Principia Separate Account database, which reflect no deduction for expenses. For the HIT’s net returns, which do reflect deductions for expenses, please see the chart at left. The HIT was compared to other fixed-income investment vehicles with a similar risk profile, comprising funds in Morningstar’s Intermediate Government Bond and Intermediate-Term Bond categories. The Morningstar findings can be viewed on the Pensions & Investments website: http://www.pionline.com/ article/20100503/CHART1/100429893/-1/ TOPPERFORMINGMANAGERS

This commentary contains forecasts, estimates, opinions and other information that is subjective. Statements concerning economic, financial or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of March 31, 2010,unless otherwise noted.
Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

H I T   I N V E S T O R

Mike Arnold Retires from the HIT

Michael M. Arnold, who joined the HIT in 1985 to head its marketing effort, retired from the HIT on April 30, 2010.

“Mike has made a unique contribution to the growth and success of the HIT over the past 25 years,” said HIT CEO Steve Coyle. “Mike helped the HIT grow from a $100 million fund to the $3.7 billion fund it is today. His dedication to improving the lives of union members and retirees has been evident in everything he has done for the Trust.”

“I am deeply grateful for the opportunities I have had to be part of the important work of the HIT,” Arnold said. “Its mission has never been more critical for union pension beneficiaries and for their communities, where the HIT’s support of good jobs and affordable housing provide an important stimulus in this time of high unemployment.”

HIT STAFF ATTEND BUILDING AND CONSTRUCTION TRADES CONFERENCE IN WASHINGTON

HIT’s Rod DuChemin, at left, and Lesyllee White visit with members of Plumbers and Gasfitters Local 12 of Boston — Business Agent George Donahue and Business Manager/ Secretary-Treasurer Kevin L. Cotter, a Labor Trustee for the Plumbers’ Union Local No. 12 Pension Fund.

AFL-CIO HOUSING
INVESTMENT TRUST

Stephen Coyle
Chief Executive Officer

Ted Chandler
Chief Operating Officer

Erica Khatchadourian
Chief Financial Officer

Chang Suh
Executive Vice President
and Chief Portfolio Manager

Saul A. Schapiro
General Counsel

Debbie Cohen
Chief Development Officer

Marcie Cohen
Chief Housing Policy Adviser

Eric W. Price
Managing Director, Housing & Community
Development Investments

Lesyllee White
Director of Marketing

Stephanie H. Wiggins
Chief Investment Officer – Multifamily Finance

National Office
2401 Pennsylvania Avenue, NW
Suite 200
Washington, DC 20037
(202) 331-8055

New York City Office
Carol Nixon, Director
1270 Avenue of the Americas, Suite 210
New York, NY 10020
(212) 554-2750

Boston Office
Tom O’Malley, Director, Veterans Housing
655 Summer Street
Boston, MA 02210
(617) 261-4444

Western Regional Office
Liz Diamond, Director
235 Montgomery Street, Suite 1001
San Francisco, CA 94104
(415) 433-3044

www.aflcio-hit.com